UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

StandardAero, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42298	30-1138150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6710 North Scottsdale Road, Suite 250
Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(480) 377 3100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SARO	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2025, StandardAero, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”). A total of 281,848,396 shares of the Company’s common stock (the “Common Stock”) were present in person or represented by proxy at the Meeting, representing approximately 84.26% of the Company’s outstanding Common Stock as of the April 17, 2025 record date. The following are the voting results for the proposals considered and voted upon at the Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 25, 2025. The results were as follows:

Item 1 - Election of two Class I director nominees to the Company’s board of directors (the “Board”) for a term of office expiring on the date of the annual meeting of stockholders to be held in 2028 and until their respective successors have been duly elected and qualified.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
Peter J. Clare	265,347,098	15,764,186	737,112
Russell Ford	274,120,616	6,990,668	737,112
Andrea Fischer Newman	265,071,163	16,040,121	737,112

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
281,788,919	4,177	55,300	0

Item 3 - Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

Votes for One Year	Votes for Two Years	Votes for Three Years	Votes ABSTAINED	Broker Non-Votes
280,821,425	5,561	238,877	45,421	737,112

Item 4 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
280,310,336	752,337	48,611	737,112

Based on the foregoing votes, each of Peter J. Clare, Russell Ford, and Andrea Fischer Newman was elected as a Class I director, Item 2 was approved, and Item 4 was approved. Additionally, with respect to Item 3, the stockholders approved, on an advisory (non-binding) basis, that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year.

No other items were presented for shareholder approval at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARDAERO, INC.

Date: June 13, 2025	By:	/s/ Steve Sinquefield
Steve Sinquefield
Chief Legal Officer